Exhibit 99.1

Bison Capital Acquisition Corp. and Xynomic Pharmaceuticals, Inc.

Announce Signing of Definitive Merger Agreement

NEW YORK, NY and SHANGHAI, China, September 12, 2018 (PR Newswire)

Bison Capital Acquisition Corp. (“BCAC”, NASDAQ: BCAC) and Xynomic Pharmaceuticals, Inc. (“Xynomic”), a U.S.-China clinical stage innovative oncology drug development company, today jointly announced that they have signed a definitive merger agreement. Upon completion of the merger, Xynomic will become a wholly-owned subsidiary and the operating business of BCAC, and BCAC will change its name to “Xynomic Pharmaceuticals Holdings, Inc.”

Xynomic, founded in 2016 by industry veterans and headquartered in the U.S. with operations in Raleigh, North Carolina and Shanghai, China, is principally engaged in the research, development and commercialization of innovative targeted cancer therapeutics in the U.S., Europe and China. Xynomic has in-licensed a clinical stage drug candidate from Pharmacyclics/AbbVie and a pre-clinical stage drug candidate from Boehringer Ingelheim and is collaborating with Janssen R&D, LLC in a clinical trial of a combination therapy. Xynomic focuses on orally delivered small molecule drugs. Xynomic builds and develops its oncology pipeline through both in-licensing from strategic partners and internal research and development efforts supported by its scientists with expertise in tyrosine kinase inhibition and epigenetic modification. The current investors of Xynomic include, among others, Northern Light Venture Capital, Prosperico Ventures and Hakim Unique.

Dr. James J. Tong, Chief Executive Officer and Executive Director of BCAC, remarked, “We are truly excited about the merger with Xynomic. Our team reviewed many opportunities in a variety of industries, and determined that the transaction with Xynomic would provide the greatest value to our shareholders. Xynomic is developing promising oncology therapeutics to address unmet medical needs. We are impressed by the Xynomic management team’s track record in drug development and partnership building. We are very excited about the future prospects of the combined company.”

Y. Mark Xu, Founder, Chairman, Chief Executive Officer and President of Xynomic, stated, “We believe that merging with BCAC and becoming a Nasdaq-listed company will potentially provide us with access to more capital allowing Xynomic to develop and commercialize innovative oncology drugs faster, transform innovations into commercially viable drugs to meet significant unmet medical needs more efficiently, and better motivate our highly skilled and professional team.”

Transaction Details

Under the terms of the merger agreement, BCAC will re-domesticate from the British Virgin Islands to Delaware prior to the merger. At closing, Xynomic will merge with and into Bison Capital Merger Sub Inc., a wholly owned subsidiary of BCAC, with Xynomic continuing as the surviving company. At the effective time of the merger, existing common and preferred shareholders of Xynomic will receive shares of common stock of BCAC. The aggregate merger consideration will consist of (a) closing consideration of $350 million in BCAC shares, subject to certain adjustments as provided in the merger agreement, and (b) earnout consideration of an additional $100 million in BCAC shares, subject to Xynomic achieving certain milestones as set forth in the merger agreement. Merger consideration will be payable entirely in common stock of BCAC at a value of $10.15 per share. Three percent of the initial BCAC shares payable to Xynomic shareholders in the merger and three percent of the earnout shares, when payable, will be held in escrow for a period of 18 months following the closing to serve as security for, and the exclusive source of payment of, BCAC’s indemnity rights under the merger agreement and any excess of the estimated closing merger consideration over the final closing merger consideration amount determined post-closing.

The board of directors of BCAC at closing will consist of nine directors, one of which will be a current director of BCAC, three of which will be current directors of Xynomic, and two of which will be independent directors mutually agreed upon by BCAC and Xynomic, in addition to the current three independent directors of BCAC. The executives of Xynomic are expected to remain as executives of the combined company.

The closing conditions of the merger include, among others, the approval of the merger by BCAC’s existing shareholders, the approval of the continued listing of the combined entity on The Nasdaq Capital Market and BCAC having at least $7,500,001 of net tangible assets remaining at the closing.

Upon and immediately following the consummation of the merger, assuming that there is no adjustment to the closing consideration and no exercise of redemption rights by BCAC’s public shareholders, it is anticipated that, without the earnout shares, the shareholders of Xynomic prior to the closing will collectively own approximately 80% of outstanding common stock of the combined entity, and BCAC’s existing shareholders will retain approximately 20% ownership interest in the combined entity.

EarlyBirdCapital, Inc. is acting as financial advisor to BCAC, and Cassel Salpeter & Co., LLC is acting as financial advisor to the special committee of BCAC’s board. Hunter Taubman Fischer & Li LLC and Ogier are acting as legal counsels to BCAC. Sidley Austin LLP is acting as legal counsel to Xynomic.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction, a copy of which will be filed by BCAC with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K.

About Xynomic

Xynomic is a clinical stage biopharmaceutical company developing oncology therapeutics for improved cancer care. Incorporated in Delaware, Xynomic has operations in China and the United States. Xynomic’s executive team has extensive experience in developing innovative drugs globally. Xynomic’s mission is to develop and commercialize innovative oncology drugs to address unmet medical needs in solid tumor and hematological malignancies and to improve cancer patients’ life expectancy and treatment prognosis.

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About BCAC

BCAC is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. BCAC’s efforts to identify a target business have not been limited to a particular industry or geographic region. BCAC is sponsored by Bison Capital Holding Company Limited, an investment holding company that focuses on the healthcare, media and financial services sectors.

Additional Information about the Transaction and Where to Find it

The proposed transaction has been approved by the board of directors of both companies and the shareholders of Xynomic, and will be submitted to shareholders of BCAC for their approval. In connection with that approval, BCAC intends to file with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of Xynomic and BCAC. BCAC will mail a definitive proxy statement and other relevant documents to its shareholders. BCAC shareholders are urged to read the preliminary proxy statement and any amendments thereto and the definitive proxy statement in connection with BCAC’s solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about BCAC, Xynomic and the proposed transaction. The definitive proxy statement will be mailed to shareholders of BCAC as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about BCAC, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330.

Participants in the Solicitation

BCAC and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from BCAC’s shareholders with respect to the proposed transaction. Information regarding BCAC’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 21, 2018. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

Xynomic and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of BCAC in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

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Disclaimer

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, BCAC’s expectations with respect to future performance, anticipated financial impacts of the proposed business combination, approval of the business combination transactions by security holders, the satisfaction of the closing conditions to such transactions and the timing of the completion of such transactions.

Such forward-looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available. Most of these factors are outside the parties’ control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite shareholder and other approvals, the performances of BCAC and Xynomic, and the ability of BCAC or, after the closing of the transactions, the combined company, to continue to meet The Nasdaq Capital Market’s listing standards; the reaction of Xynomic’s licensors, collaborators, service providers or suppliers to the business combination; unexpected costs, liabilities or delays in the business combination transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination transaction agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in BCAC’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning BCAC and Xynomic, the business combination transactions described herein or other matters and attributable to BCAC, Xynomic, Xynomic’s shareholders or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither BCAC, Xynomic, nor Xynomic’s shareholders undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact:

Bison Capital Acquisition Corp.: jamestong@bisonholding.com

Xynomic Pharmaceuticals, Inc.: info@xynomicpharma.com

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